UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

Item 1. Reports to Stockholders.

Closed-end Funds	Semiannual Report

Strategic Global Income Fund, Inc.

Semiannual Report

May 31, 2015

Strategic Global Income Fund, Inc.

Managed distribution policy—key points to note

•	The Fund has a managed distribution policy (the “Policy”). Effective June 2015, the Fund makes regular monthly distributions at an annualized rate equal to 9% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2014 through the monthly distribution for May 2015, the annualized rate had been 5% (which, consistent with the Policy, in any given month may have been comprised of a combination of net investment income, short- and/or long-term capital gains, and/or a return of capital)).

•	On May 20, 2015, the Fund issued a press release announcing that its Board had increased the annualized rate of the Fund’s monthly distribution from 5% to 9%, effective with the June 2015 monthly distribution. The Fund’s Board intends to maintain the 9% annualized distribution rate until at least June 2016 absent unforeseen circumstances. However, the Fund’s Board reserves its right to change that distribution rate or to change or terminate the Policy at any time without prior notice to Fund shareholders should the Board determine that to do so would be in the best interests of the Fund in light of unforeseen, changed circumstances from those that prevailed when the 9% annualized distribution rate was adopted in May 2015. Any such change or termination may have an adverse effect on the market price for the Fund’s shares and would be announced in a press release.

•	The Fund’s Board believed that the increased rate was appropriate based upon the recommendation of UBS Global Asset Management (Americas) Inc., (“UBS Global AM”), the Fund’s investment advisor, and in light of its ongoing consideration of efforts to reduce the discount to underlying net asset value at which the Fund’s shares recently had traded as of May 2015. Historically, UBS Global AM and the Board had sought to maintain distribution rates that were more closely aligned with the Fund’s expected earnings. In recent years, however, a general decline in prevailing bond yields and narrowing of spreads have reduced the Fund’s earnings levels, which resulted in reductions of the monthly distribution rate, which may have contributed to the discount at which the Fund’s shares have traded. UBS Global AM believes that increasing the annualized distribution rate may help to reduce the Fund’s trading discount.

•	In approving the increased distribution rate, the Fund’s Board has effectively de-linked the Fund’s managed distribution payments from the level of anticipated Fund earnings. To the extent that the aggregate amount distributed by the Fund under the Policy exceeds its current and accumulated earnings and profits, which is an expected result of the increase discussed above, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to them. A return of capital distribution does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Of course, if the Fund’s earnings and profits in any fiscal year should exceed the aggregate amount distributed under the Policy, no return of capital to the Fund’s shareholders would occur, and the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year.

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s Policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The estimated amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its entire fiscal year and may be subject to retroactive changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	Further information regarding the Fund’s Policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

July 10, 2015

Dear shareholder,

This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the six months ended May 31, 2015.

Please note that in May 2015, the Fund changed its managed distribution policy. Please see the inside front cover of this report (facing page) for important information about this change.

Performance

For the six months ended May 31, 2015, the Fund declined 0.48% on a net asset value basis and returned 2.48% on a market price basis. In comparison, the Fund’s benchmark, the Strategic Global benchmark1 (the “Benchmark”), declined 2.77%. The median returns for the Fund’s peer group, the Lipper Global Income Funds category, were 1.22% and 0.66% on a net asset value (NAV) basis and market price basis, respectively, over the same period. Investors should note that certain funds comprising the Fund’s peer group pursue principal investment strategies/risks that may differ markedly from the Fund’s focus. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 6.)

Strategic Global Income Fund, Inc.

Investment goals:

Primarily, high level of current income; secondarily, capital appreciation

Portfolio Management:

Portfolio management team, including Scott Dolan, John Dugenske, Craig Ellinger, Brian Fehrenbach and Federico Kaune

Commencement:

February 3, 1992

NYSE symbol:

SGL

Distribution payments:

Monthly

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount2 to its NAV per share during the reporting period. At the close of the preceding reporting period, November 30, 2014, the Fund traded at a discount of 14.6%. At the close of the current period, May 31, 2015, the Fund traded at a discount of 12.4%. For comparison purposes, the Lipper peer group reported median discounts of 9.9% as of November 30, 2014 and 10.2% as of May 31, 2015.

Market commentary

Growth in the US was mixed during the reporting period. For comparison purposes, US gross domestic product (“GDP”) growth accelerated to a 5.0% seasonally adjusted annualized rate during the third quarter of 2014. GDP growth then moderated to a 2.2% seasonally adjusted annualized rate during the fourth quarter of 2014. Finally, first-quarter 2015 GDP growth was -0.2%.3 This was partially attributed to severe winter weather in parts of the country.

Growth outside the US was mixed. In its April 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said: “Global growth remains moderate, with uneven prospects across the main countries and regions...Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.
[3]	Based on the Commerce Department’s third estimate announced on June 17, 2015, after the reporting period had ended.

Strategic Global Income Fund, Inc.

market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF predicted that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

The US spread sectors4 generated positive, albeit generally modest, total returns during the reporting period. There were several flights to quality during the period as investors reacted to incoming economic data, uncertainties related to global monetary policy, and geopolitical events such as the conflict in Ukraine, the Middle East, Greece and elsewhere. The emerging market debt asset class experienced periods of volatility during the reporting period. The asset class was initially weak given a sharp decline in the price of oil, the ongoing conflict between Russia and Ukraine, and fears of a default in Venezuela. Against this backdrop, investor risk aversion was elevated at times, and emerging market debt spreads5 widened—peaking in January 2015. However, the asset class then rallied over much of the remainder of the period. This turnaround was triggered by stabilizing oil prices, expectations for improving growth in the US and increased investor risk appetite for emerging market debt.

Portfolio commentary

What worked

•	The Fund’s developed markets sovereign and quasi-sovereign exposure was beneficial for its performance. In particular, the Fund’s allocations to European agency and quasi-sovereign securities helped its results.[6]

•	Spread management was positive for performance, driven by the Fund’s out-of-benchmark exposure to the spread sectors.

–	The Fund’s security selection and overweight allocation to high yield corporate bonds were additive for results.

–	The Fund’s securitized product allocation, especially our agency mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”), was positive for performance.

–	The Fund’s investment grade corporate bond security selection was beneficial for performance.

•	The Fund’s currency positioning, overall, contributed to performance. The Fund’s long US dollar positions versus the euro and yen were additive for results for the reporting period as a whole. Several of the Fund’s tactical currency trades, including its allocations to the Swiss franc and New Zealand dollar, were also rewarded.

•	The Fund’s duration and yield curve positioning were modestly beneficial for performance. In terms of duration, the Fund’s non-US dollar positioning was a small positive for performance. (Duration measures a fund’s sensitivity to changes in interest rates and is related to the maturity of the bonds comprising the portfolio.) From a yield curve perspective, an overweight to the long end of the curve and an underweight to the short end of the curve were rewarded.

What didn’t work

•	Our emerging market debt allocation detracted from performance. An underweight to emerging market debt versus the Benchmark was a drag on results, as the asset class, overall, generated a positive absolute return during the reporting period. In addition, an overweight to emerging market local currencies was not rewarded, as they generally weakened versus the US dollar.

[4]	A spread sector refers to non-government fixed income sectors, such as investment grade or high yield bonds, commercial mortgage-backed securities (CMBS), etc.
[5]	“Spread” is the difference between the yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies the market is factoring in greater risk of default for the lower rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities.
[6]	Quasi-sovereign bonds are securities issued by entities supported by the local government.

Strategic Global Income Fund, Inc.

•	An overweight to investment grade corporate bonds was a modest detractor from performance. This positioning detracted from results, as investment grade corporate bond spreads widened during the reporting period.

Portfolio adjustments

•	Several adjustments were made to the portfolio during the reporting period.

–	We tactically adjusted the Fund’s duration positioning during the six-month period.

–	We adjusted the Fund’s credit allocations throughout the period.

Use of derivatives

•	The Fund utilized various currency derivatives—such as currency forwards, options and swaps—to manage its currency exposures across both developed and emerging markets. The Fund’s overall currency strategy (which includes any non-US dollar denominated bond positions as well as derivatives) contributed to performance during the reporting period.

•	As part of its spread management strategy, the Fund used various credit derivatives—including but not limited to credit default swaps, credit-linked notes and options on credit default swaps—in an effort to efficiently gain or hedge risk exposures across countries, markets, sectors and issuers. Spread management strategy overall contributed to results.

•	The Fund used several different interest rate derivatives—such as interest rate swaps, futures and options—to adjust its duration and yield curve positioning. Overall, duration and yield curve management strategies modestly contributed to performance during the reporting period.

Outlook

We have an overall positive outlook for the US economy. After a weak start to the year, economic data have improved in recent months. The labor market continues to strengthen, the housing market has shown signs of increased activity, and consumer confidence has risen. That being said, growth for the year as a whole will likely be far from robust. As such, we expect the Fed to take a slow and measured approach in terms of normalizing monetary policy. Overseas, economic growth in Europe, while modest, has improved of late, as has growth in Japan.

Turning to the fixed income market, credit spreads fluctuated during the reporting period, but widened overall. Looking ahead, we continue to believe we are in the midst of a “coupon clipping” environment, as we feel we are in the latter stages of the credit cycle. From a rate perspective, much will depend on the Fed’s actions. We expect the US central bank to begin the process of normalizing monetary policy in late 2015 or early 2016. While we feel the Fed will take a conservative approach, we believe the uncertainty surrounding rate hikes will lead to periods of volatility in the fixed income market.

While global growth is recovering slowly, emerging economies are still lagging, although we feel that growth could be bolstered by increasing exports towards the end of the year. A stable oil price and more supportive demand for commodities in general could be a first indication for improving growth in emerging economies. In addition, emerging market currencies have depreciated in recent months which, in turn, makes products from developing countries more attractive on a relative basis. In our view, inflation is relatively benign overall and, as such, we do not expect to see policy tightening in the near term. However, we recognize that some emerging markets countries still show a lower level of economic activity and further downward revisions to growth cannot be ruled out. In addition, we believe that political uncertainty will keep volatility high for the time being and will impact investors’ confidence. That being said, current spread levels, together with an improving fundamental outlook, should be attractive for the emerging markets debt asset class.

Strategic Global Income Fund, Inc.

The portfolio management team responsible for the Fund recently changed. As announced in a press release issued on July 8, 2015, after the reporting period had ended, Dr. Federico Kaune joined UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) as Head of Emerging Markets Debt in July and joined the team primarily responsible for the day-to-day management of the Fund. Dr. Kaune replaced the portfolio manager who had previously focused on that segment of the Fund. Further information about Dr. Kaune appears in the section immediately following this letter.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Mark E. Carver	John Dugenske, CFA
President	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended May 31, 2015. The views and opinions in the letter were current as of July 10, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Strategic Global Income Fund, Inc. portfolio manager change

On July 8, 2015, the Fund announced that Dr. Federico Kaune had joined the portfolio management team for the Fund. Dr. Kaune joined UBS Global AM, the Fund’s investment advisor, in July as Head of Emerging Markets Debt. The team primarily responsible for the day-to-day management of the Fund now consists of the following portfolio managers: Scott Dolan, John Dugenske, Craig Ellinger, Brian Fehrenbach and Federico Kaune.

Working with several members of UBS Global AM’s existing team of seasoned investors, Dr. Kaune is expected to bring extensive macroeconomic, investment and leadership experience to UBS Global AM.

Dr. Kaune has significant, broad financial markets experience, including more than 20 years of global macroeconomic analysis experience and more than 13 years as a fixed income investor with particular focus on emerging economies. He holds a Ph.D. and M.A. in Economics from the University of Chicago.

He joined UBS Global AM from Baffin Advisors, where he was Senior Portfolio Manager. Prior to this, from 2002 to 2014, he held various roles at Morgan Stanley Investment Management (MSIM), including five years as Co-Head of Emerging Markets Debt and Senior Portfolio Manager responsible for managing both hard and local currency emerging markets debt portfolios. Before joining MSIM, Federico was Senior Andean Economist at Goldman Sachs for five years and prior to that served as an Economist at the International Monetary Fund (IMF) in Washington D.C.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/2015

Net asset value returns	6 months	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	(0.48)%	(2.09)%	5.59%	6.52%
Lipper Global Income Funds median	1.22	1.44	6.21	5.76
Market price returns

Strategic Global Income Fund, Inc.	2.48%	(0.25)%	5.72%	4.70%
Lipper Global Income Funds median	0.66	(0.40)	6.32	5.81
Index returns

Strategic Global Benchmark[1]	(2.77)%	(5.21)%	3.39%	4.62%
Citigroup World Government Bond Index[2]	(4.39)	(8.04)	1.45	3.01

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Global Income Funds” category, which includes both leveraged and non-leveraged closed-end funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Any Fund performance information reflects the deduction of the Fund’s fees and expenses, as indicated in shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate, credit and the risks associated with investing in the securities of non-US issuers, including those located in emerging market countries. The value of the Fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	05/31/15		11/30/14		05/31/14
Net asset value	$9.89		$10.19		$10.62
Market price	$8.66		$8.70		$9.20
12-month dividends/distributions	$0.5119		$0.5771		$0.6322
Monthly dividend/distribution at period-end	$0.0418		$0.0425		$0.0529
Net assets (mm)	$180.5		$186.0		$193.9
Weighted average maturity (yrs.)	7.7		7.5		8.3
Duration (yrs.)[2]	5.2		4.9		4.6
Currency breakdown[3]	05/31/15		11/30/14		05/31/14
US dollar denominated	78.1%		75.9%		70.8%
Foreign denominated	21.9		24.1		29.2
Total	100.0%		100.0%		100.0%
Top ten countries[4] (bond holdings)	05/31/15		11/30/14		05/31/14
United States	50.0%	United States	42.4%	United States	45.6%
Brazil	5.7	Brazil	6.1	United Kingdom	5.6
United Kingdom	5.4	United Kingdom	5.8	Brazil	4.7
New Zealand	4.0	New Zealand	3.2	Russia	3.2
Canada	3.2	Russia	2.8	Italy	2.6
Germany	2.6	Canada	2.6	France	2.4
Russia	2.6	Spain	1.9	Mexico	2.3
Mexico	2.0	Italy	1.9	Belgium	2.2
Supranational	2.0	Venezuela	1.9	Germany	1.9
France	1.9	France	1.9	Venezuela	1.8
Total	79.4%	Total	70.5%	Total	72.3%
Credit quality[5]	05/31/15		11/30/14		05/31/14
AAA	3.8%		3.9%		4.5%
US Treasury[6]	3.9		3.8		3.7
US Agency[6,7]	1.9		2.3		7.5
AA	5.4		9.8		8.3
A	9.6		10.2		8.9
BBB	24.7		24.0		21.5
BB	16.8		14.4		13.1
B	10.0		8.6		8.2
CCC	1.4		1.9		0.1
D	0.8		0.7		0.7
Non-rated	19.0		20.1		20.6
Cash equivalents	0.8		2.3		2.6
Other assets less liabilities	1.9		(2.0)		0.3
Total	100.0%		100.0%		100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Breakdown represents a percentage of market value as of the dates indicated. Forward foreign currency contracts are reflected at unrealized appreciation/depreciation; this may not align with the risk of exposure described in the portfolio commentary section of the preceding shareholder letter which reflects forward foreign currency contracts based on contract notional amount. As of the most recent period ended May 31, 2015, the Fund maintained a risk exposure to non-US dollar currencies equal to approximately 30% of the Fund.
[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table. S&P credit ratings were identified and selected for use in the credit quality table included above given their coverage of the asset class in which the Fund invests.
[6]	S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of May 31, 2015 would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.
[7]	Includes agency debentures and agency mortgage-backed securities.

Strategic Global Income Fund, Inc.

Industry diversification (unaudited)

As a percentage of net assets

As of May 31, 2015

Bonds
Corporate bonds
Airlines	0.42%
Automobiles	0.72
Banks	13.84
Building products	0.48
Capital markets	1.34
Chemicals	1.70
Commercial services & supplies	0.08
Construction materials	2.06
Consumer finance	1.39
Diversified financial services	3.98
Diversified telecommunication services	1.04
Electric utilities	1.18
Energy equipment & services	0.24
Food & staples retailing	0.12
Gas utilities	0.23
Health care providers & services	0.02
Health care technology	0.03
Hotels, restaurants & leisure	0.40
Household durables	0.77
Independent power and renewable electricity producers	0.07
Insurance	4.16
Machinery	0.97
Media	2.38
Metals & mining	2.25
Oil, gas & consumable fuels	7.26
Paper & forest products	0.09
Pharmaceuticals	0.05
Real estate investment trust (REIT)	0.31
Real estate management & development	0.24
Road & rail	0.56
Technology hardware, storage & peripherals	0.26
Tobacco	0.15
Trading companies & distributors	0.05
Transportation infrastructure	0.89
Wireless telecommunication services	0.23

Total corporate bonds	49.96

Asset-backed security	0.37%
Collateralized debt obligations	4.04
Commercial mortgage-backed securities	6.06
Mortgage & agency debt securities	4.20
Municipal bonds	2.87
US government obligations	3.88
Non-US government obligations	23.13
Structured note	0.38
Supranational bonds	1.98

Total bonds	96.87

Common stock	0.03
Short-term investment	0.80
Options purchased	0.41

Total investments	98.11

Cash and other assets, less liabilities	1.89

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

	Face amount		Value
Bonds: 96.87%
Corporate bonds: 49.96%
Australia: 0.31%
Qantas Airways Ltd., 7.500%, due 06/11/21	AUD	650,000	$552,294

Brazil: 3.88%
Banco do Brasil SA, 9.000%, due 06/18/24[1,2,3]		$795,000	730,406
Caixa Economica Federal, 2.375%, due 11/06/17[1]		1,050,000	1,008,000
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21[4]		1,760,000	1,665,312
Petrobras Global Finance BV, 4.375%, due 05/20/23		1,100,000	979,605
6.250%, due 03/17/24		600,000	594,600
6.750%, due 01/27/41		2,120,000	1,983,345
Vale Overseas Ltd., 6.875%, due 11/21/36		50,000	49,420
			7,010,688

Canada: 2.44%
Barrick Gold Corp., 3.850%, due 04/01/22		600,000	595,112
Barrick North America Finance LLC, 5.750%, due 05/01/43		1,015,000	1,023,917
NOVA Chemicals Corp., 5.000%, due 05/01/25[1]		290,000	297,250
5.250%, due 08/01/23[1]		1,645,000	1,694,350
Teck Resources Ltd., 6.250%, due 07/15/41		65,000	57,794
Yamana Gold, Inc., 4.950%, due 07/15/24		750,000	740,670
			4,409,093

China: 0.23%
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]		400,000	408,000

Croatia: 0.12%
Agrokor DD, 8.875%, due 02/01/20[1]		200,000	219,000

France: 1.32%
Credit Agricole SA, 7.875%, due 01/23/24[1,2,3]		550,000	585,429
Numericable-SFR SAS, 6.250%, due 05/15/24[1]		200,000	202,750
SNCF Reseau, 5.500%, due 12/01/21[4]	GBP	860,000	1,601,954
			2,390,133

	Face amount		Value
Georgia: 0.21%
Georgian Railway JSC, 7.750%, due 07/11/22[4]		$350,000	$384,562

Germany: 1.90%
HeidelbergCement Finance BV, 8.500%, due 10/31/19[4]	EUR	800,000	1,145,562
Unitymedia GmbH, 6.125%, due 01/15/25[1]		$1,650,000	1,707,750
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[1]		550,000	567,188
			3,420,500

Indonesia: 0.75%
Pertamina Persero PT, 6.000%, due 05/03/42[4]		1,150,000	1,112,717
6.450%, due 05/30/44		240,000	247,500
			1,360,217

Italy: 0.13%
Generali Finance BV, 6.214%, due 06/16/16[2,3]	GBP	150,000	234,180

Kazakhstan: 0.35%
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[4]		$650,000	624,000

Luxembourg: 1.16%
Altice SA, 7.750%, due 05/15/22[1]		200,000	202,000
ArcelorMittal, 6.250%, due 03/01/21		850,000	896,750
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20		125,000	126,719
7.500%, due 04/01/21		850,000	862,750
			2,088,219

Malaysia: 0.32%
SSG Resources Ltd., 4.250%, due 10/04/22[4]		560,000	577,441

Mexico: 1.43%
Cemex Finance LLC, 6.000%, due 04/01/24[1]		700,000	706,650
Cemex SAB de CV, 5.700%, due 01/11/25[1]		850,000	837,250
5.875%, due 03/25/19[1]		1,000,000	1,032,500
			2,576,400

Morocco: 0.24%
OCP SA, 5.625%, due 04/25/24[1]		400,000	426,670

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
Netherlands: 0.36%
LyondellBasell Industries NV, 4.625%, due 02/26/55	$720,000	$657,261

Nigeria: 0.82%
FBN Finance Co. BV, 8.000%, due 07/23/21[1,2]	1,620,000	1,487,695

Norway: 1.03%
Eksportfinans ASA, 5.500%, due 06/26/17	1,750,000	1,859,078

Panama: 0.11%
Avianca Holdings SA, 8.375%, due 05/10/20[4]	200,000	203,500

Portugal: 1.42%
EDP Finance BV, 4.900%, due 10/01/19[1]	1,400,000	1,481,816
6.000%, due 02/02/18[1]	1,000,000	1,083,174
		2,564,990

Russia: 2.17%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18[4]	1,300,000	1,348,490
VEB Finance Ltd., 6.800%, due 11/22/25[4]	900,000	855,000
6.902%, due 07/09/20[4]	300,000	298,533
VTB Capital SA, 6.950%, due 10/17/22[4]	1,500,000	1,417,500
		3,919,523

South Africa: 0.26%
Eskom Holdings SOC Ltd., 6.750%, due 08/06/23[4]	450,000	460,687

Sri Lanka: 0.94%
National Savings Bank, 8.875%, due 09/18/18[4]	1,570,000	1,701,487

Switzerland: 0.25%
Credit Suisse Group AG, 6.250%, due 12/18/241,2,[3]	465,000	456,281

Turkey: 1.44%
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20[4]	1,800,000	1,732,500
Turkiye Vakiflar Bankasi TAO, 5.000%, due 10/31/18[4]	840,000	858,900
		2,591,400

United Kingdom: 4.61%
Barclays PLC, 4.375%, due 09/11/24	370,000	368,389

	Face amount		Value
HSBC Holdings PLC, 6.375%, due 09/17/24[2,3]		$270,000	$277,425
Lloyds Bank PLC, 6.500%, due 03/24/20[4]	EUR	900,000	1,223,195
11.875%, due 12/16/21[2,4]		1,000,000	1,276,790
Royal Bank of Scotland Group PLC, 5.125%, due 05/28/24		$650,000	668,530
6.100%, due 06/10/23		2,010,000	2,191,043
Virgin Media Secured Finance PLC, 6.000%, due 04/15/21[1]	GBP	486,000	781,116
Wellcome Trust Finance PLC, 4.750%, due 05/28/21		860,000	1,528,537
			8,315,025

United States: 21.26%
21st Century Fox America, Inc., 6.200%, due 12/15/34		$65,000	78,720
Allstate Corp., 5.750%, due 08/15/53[2]		1,330,000	1,431,412
Ally Financial, Inc., 6.250%, due 12/01/17		450,000	482,625
Altria Group, Inc., 9.950%, due 11/10/38		161,000	269,026
Anadarko Petroleum Corp., 6.450%, due 09/15/36		500,000	600,816
Bank of America Corp., 4.000%, due 01/22/25		850,000	847,157
Berry Petroleum Co., LLC, 6.750%, due 11/01/20		50,000	42,750
Boise Cascade Co., 6.375%, due 11/01/20		150,000	158,625
Building Materials Corp. of America, 6.750%, due 05/01/21[1]		410,000	434,087
Case New Holland Industrial, Inc., 7.875%, due 12/01/17		1,025,000	1,133,906
Caterpillar, Inc., 4.300%, due 05/15/44		600,000	611,258
CIT Group, Inc., 5.000%, due 08/15/22		1,825,000	1,875,187
6.625%, due 04/01/18[1]		600,000	645,720
Citigroup, Inc., Series D, 5.350%, due 05/15/23[2,3]		1,170,000	1,120,275
5.500%, due 09/13/25		1,000,000	1,114,903
Series M, 6.300%, due 05/15/24[2,3]		650,000	652,438
DIRECTV Holdings LLC, 6.000%, due 08/15/40		160,000	174,305
DISH DBS Corp., 7.875%, due 09/01/19		850,000	960,500

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

	Face amount	Value
Bonds—(continued)
Corporate bonds—(concluded)
United States—(concluded)
DR Horton, Inc., 4.000%, due 02/15/20	$98,000	$98,490
Endo Finance LLC & Endo Finco, Inc., 5.375%, due 01/15/23[1]	100,000	97,750
Energy Transfer Partners LP, 7.500%, due 07/01/38	1,000,000	1,212,303
Fidelity National Financial, Inc., 5.500%, due 09/01/22	340,000	368,749
Ford Motor Co., 7.450%, due 07/16/31	1,000,000	1,302,782
Frontier Communications Corp., 8.500%, due 04/15/20	100,000	107,000
General Electric Capital Corp., Series C, 5.250%, due 06/15/23[2,3]	850,000	896,750
General Motors Financial Co., Inc., 4.750%, due 08/15/17	1,740,000	1,839,422
Glencore Funding LLC, 4.625%, due 04/29/24[1]	675,000	695,999
HCA, Inc., 5.875%, due 03/15/22	25,000	27,938
Host Hotels & Resorts LP, Series E, 4.000%, due 06/15/25	550,000	561,570
iHeartCommunications, Inc., 9.000%, due 12/15/19	250,000	245,625
International Lease Finance Corp., 7.125%, due 09/01/18[1]	75,000	84,375
Jefferies Finance LLC, 6.875%, due 04/15/22[1]	200,000	193,250
Key Energy Services, Inc., 6.750%, due 03/01/21	50,000	32,375
Kinder Morgan Energy Partners LP, 6.500%, due 09/01/39	85,000	90,311
Kinder Morgan, Inc., 7.000%, due 06/15/17	1,500,000	1,643,081
7.250%, due 06/01/18	1,000,000	1,130,903
Lennar Corp., 4.750%, due 05/30/25	420,000	410,550
Liberty Mutual Group, Inc., 10.750%, due 06/15/58[1,2]	35,000	54,600
MedAssets, Inc., 8.000%, due 11/15/18	50,000	51,750
MetLife, Inc., 6.400%, due 12/15/36	1,940,000	2,217,420
Midstates Petroleum Co., Inc., 10.750%, due 10/01/20	585,000	277,875
Morgan Stanley, Series J, 5.550%, due 07/15/20[2,3]	440,000	441,650
NRG Energy, Inc., 6.250%, due 07/15/22	125,000	130,938

	Face amount	Value
PNC Preferred Funding Trust I, 1.921%, due 03/15/17[1,2,3]	$800,000	$732,000
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	970,000	976,063
5.875%, due 09/15/42[2]	400,000	430,800
Quicken Loans, Inc., 5.750%, due 05/01/25[1]	400,000	400,500
Realogy Group LLC, 7.625%, due 01/15/20[1]	410,000	438,188
Regency Energy Partners LP, 5.500%, due 04/15/23	830,000	859,050
Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	125,000	145,625
Ryland Group, Inc., 6.625%, due 05/01/20	410,000	444,850
Sabine Pass Liquefaction LLC, 6.250%, due 03/15/22	280,000	294,700
Seagate HDD Cayman, 5.750%, due 12/01/34[1]	460,000	472,547
Sprint Communications, Inc., 9.000%, due 11/15/18[1]	100,000	114,625
Sprint Corp., 7.250%, due 09/15/21	300,000	301,875
SquareTwo Financial Corp., 11.625%, due 04/01/17	200,000	148,000
Standard Pacific Corp., 6.250%, due 12/15/21	410,000	436,650
Starwood Hotels & Resorts Worldwide, Inc., 3.750%, due 03/15/25	360,000	352,420
4.500%, due 10/01/34	240,000	229,920
Time Warner Cable, Inc., 6.550%, due 05/01/37	145,000	156,563
Transocean, Inc., 6.800%, due 03/15/38	500,000	401,250
USG Corp., 5.875%, due 11/01/21[1]	410,000	437,675
Valero Energy Corp., 6.625%, due 06/15/37	160,000	189,308
7.500%, due 04/15/32	750,000	945,389
Wells Fargo Capital X, 5.950%, due 12/15/36	600,000	610,500
XL Group PLC, Series E, 6.500%, due 04/15/17[2,3]	2,355,000	2,028,833
		38,394,497

Venezuela: 0.50%
Petroleos de Venezuela SA, 5.250%, due 04/12/17[4]	1,000,000	542,400
9.000%, due 11/17/21[4]	840,000	365,820
		908,220
Total corporate bonds (cost $92,948,355)		90,201,041

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

	Face amount	Value
Bonds—(continued)
Asset-backed security: 0.37%
United States: 0.37%
Capital Auto Receivables Asset Trust, Series 2013-3, Class C, 2.790%, due 10/22/18 (cost $649,911)	$650,000	$662,003

Collateralized debt obligations: 4.04%
United Kingdom: 0.74%
Boyne Valley CLO BV, Series 1X, Class F, 2.851%, due 02/12/22[2,4]	EUR 1,700,000	513,455
Cadogan Square CLO BV, Series 2X, Class M, 6.130%, due 08/12/22[2,4]	2,000,000	834,708
		1,348,163

United States: 3.30%
Apidos XIV CLO, Series 2013-14A, Class C1, 3.125%, due 04/15/25[1,2]	$700,000	691,250
Ares XXVII CLO Ltd., Series 2013-2A, Class C, 3.029%, due 07/28/25[1,2]	500,000	496,250
Avery Point IV CLO Ltd., Series 2014-1A, Class C, 3.377%, due 04/25/26[1,2]	550,000	543,125
BlueMountain CLO Ltd., Series 2013-4A, Class C, 2.925%, due 04/15/25[1,2]	1,150,000	1,136,315
CIFC Funding Ltd., Series 2014-1A, Class C, 3.075%, due 04/18/25[1,2]	525,000	518,963
Fortress Credit BSL II Ltd., Series 2013-2A, Class C, 3.175%, due 10/19/25[1,2]	800,000	769,760
Galaxy XVI CLO Ltd., Series 2013-16A, Class C, 2.876%, due 11/16/25[1,2]	500,000	492,500
Octagon Investment Partners XIX CLO Ltd., Series 2014-1A, Class C, 3.125%, due 04/15/26[1,2]	580,000	568,736
Octagon Investment Partners XVIII CLO Ltd., Series 2013-1A, Class B, 3.026%, due 12/16/24[1,2]	250,000	246,425
Race Point IX CLO Ltd., Series 2015-9A, Class B, 3.358%, due 04/15/27[1,2]	500,000	500,925
		5,964,249
Total collateralized debt obligations (cost $7,448,315)		7,312,412

	Face amount	Value
Commercial mortgage-backed securities: 6.06%
United States: 6.06%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	$975,000	$1,129,974
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class E, 2.786%, due 09/15/26[1,2]	600,000	598,386
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.236%, due 08/15/26[1,2]	675,000	674,544
Commercial Mortgage Loan Trust, Series 2014-CR14, Class C, 4.609%, due 02/10/47[2]	750,000	808,430
Series 2014-CR17, Class C, 4.736%, due 05/10/47[2]	500,000	534,830
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]	1,000,000	1,016,825
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.086%, due 07/15/31[1,2]	500,000	500,134
Series 2011-GC3, 4.753%, due 03/10/44[1]	619,000	693,143
Series 2014-GC18, Class C, 4.948%, due 01/10/47[2]	350,000	378,755
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, due 11/05/30[1]	1,000,000	1,016,100
Madison Avenue Trust, Series 2013-650M, Class D, 4.034%, due 10/12/32[1,2]	350,000	365,880
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class B, 4.464%, due 08/15/47[2]	500,000	537,937
Series 2013-C13, Class C, 4.895%, due 11/15/46[2]	325,000	352,495
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, 3.446%, due 07/13/29[1,2]	250,000	252,140
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.686%, due 11/15/27[1,2]	375,000	374,936
VNDO Mortgage Trust, Series 2013-PENN, 3.947%, due 12/13/29[1,2]	575,000	597,401
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.951%, due 02/15/51[2]	394,289	415,940

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, 3.148%, due 05/15/48	$675,000	$685,942
Total commercial mortgage-backed securities (cost $10,815,498)		10,933,792

Mortgage & agency debt securities: 4.20%
United States: 4.20%
Federal Home Loan Mortgage Corp. REMIC, IO,[5] 3.000%, due 05/15/27	4,206,530	397,391
Federal National Mortgage Association REMIC, IO,[5] Series 2013-64, Class LI, 3.000%, due 06/25/33	4,737,033	703,023
Series 2011-91, Class EI, 3.500%, due 08/25/26	3,552,574	373,965
Series 2012-146, Class IO, 3.500%, due 01/25/43	1,517,300	283,396
Series 2012-146, Class LI, 4.500%, due 10/25/41	1,530,492	231,668
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	5,798,702	1,088,502
Series 2012-26, Class GI, 3.500%, due 02/20/27	3,080,593	308,484
JP Morgan Alternative Loan Trust, Series 2006-A5, Class 2A6, 3.354%, due 10/25/36[2]	5,212,358	3,017,418
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 4A3, 5.590%, due 09/25/36[2]	1,313,258	1,180,476
Total mortgage & agency debt securities (cost $9,632,794)		7,584,323

Municipal bonds: 2.87%
State of California, GO Bonds, 7.300%, due 10/01/39	300,000	433,020
7.550%, due 04/01/39	1,625,000	2,449,574
State of Illinois, GO Bonds, 5.877%, due 03/01/19	2,100,000	2,288,013
Total municipal bonds (cost $4,806,823)		5,170,607

	Face amount		Value
US government obligations: 3.88%
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/16		$454,631	$457,330
0.125%, due 07/15/24		1,889,379	1,871,519
US Treasury Notes, 1.625%, due 11/15/22[6]		3,665,000	3,597,139
2.000%, due 02/15/25		200,000	198,313
2.375%, due 08/15/24		850,000	872,047
Total US government obligations (cost $5,520,170)			6,996,348

Non-US government obligations: 23.13%
Argentina: 0.85%
Republic of Argentina, 0.000%, due 12/15/35[7]		3,500,825	304,621
7.000%, due 10/03/15		1,250,000	1,228,785
			1,533,406

Australia: 1.17%
Queensland Treasury Corp., 6.000%, due 02/21/18	AUD	2,500,000	2,103,732

Belarus: 1.60%
Republic of Belarus, 8.750%, due 08/03/15[4]		$2,945,000	2,893,463

Brazil: 1.86%
Federative Republic of Brazil, 6.000%, due 08/15/50[8]	BRL	4,000,000	3,355,481

Canada: 0.72%
Province of Alberta Canada, 3.400%, due 12/01/23	CAD	1,460,000	1,298,292

China: 0.30%
China Government Bond, 2.480%, due 12/01/20	CNY	3,500,000	542,208

Costa Rica: 0.96%
Banco Nacional de Costa Rica, 4.875%, due 11/01/18[1]		$1,150,000	1,165,525
Republic of Costa Rica, 7.000%, due 04/04/44[4]		580,000	574,200
			1,739,725

Ecuador: 0.29%
Republic of Ecuador, 7.950%, due 06/20/24[1]		250,000	236,875
9.375%, due 12/15/15[4]		290,000	291,450
			528,325

France: 0.56%
Government of France, 3.500%, due 04/25/26	EUR	720,000	1,006,658

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

	Face amount		Value
Bonds—(concluded)
Non-US government obligations—(concluded)
Gabon: 0.38%
Gabonese Republic, 6.375%, due 12/12/24[1]		$700,000	$684,950

Germany: 0.74%
Kreditanstalt fuer Wiederaufbau, 5.050%, due 02/04/25	CAD	1,350,000	1,327,323

Ghana: 0.43%
Republic of Ghana, 8.500%, due 10/04/17[4]		$750,000	774,375

Hungary: 0.62%
MFB Magyar Fejlesztesi Bank Zrt, 6.250%, due 10/21/20[4]		1,000,000	1,123,750

Ireland: 1.43%
Government of Ireland, 3.900%, due 03/20/23	EUR	1,920,000	2,573,501

Italy: 1.74%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[4,8]		1,023,492	1,241,475
3.750%, due 08/01/15		1,150,000	1,270,866
4.250%, due 09/01/19		500,000	630,105
			3,142,446

Ivory Coast: 0.33%
Republic of Ivory Coast, 6.375%, due 03/03/28[1]		$600,000	595,500

Kenya: 0.68%
Republic of Kenya, 5.875%, due 06/24/19[1]		550,000	566,500
6.875%, due 06/24/24[1]		640,000	668,800
			1,235,300

Mexico: 0.59%
Mexican Udibonos, Series S, 4.000%, due 11/15/40[8]	MXN	15,171,543	1,071,657

New Zealand: 3.99%
New Zealand Local Government Funding Agency, 5.500%, due 04/15/23	NZD	2,200,000	1,718,788
5.500%, due 04/15/23		5,000,000	3,906,338
6.000%, due 05/15/21		2,000,000	1,582,003
			7,207,129

Nigeria: 0.55%
Federal Republic of Nigeria, 5.125%, due 07/12/18[4]		$970,000	983,337

	Face amount		Value
Pakistan: 0.07%
Islamic Republic of Pakistan, 7.125%, due 03/31/16[4]		$125,000	$128,750

Russia: 0.43%
Russian Federation, 7.000%, due 01/25/23	RUB	49,900,000	783,778

Spain: 1.71%
Kingdom of Spain, 4.200%, due 01/31/37[1]	EUR	840,000	1,143,473
4.400%, due 10/31/23[1,4]		720,000	959,211
5.850%, due 01/31/22[1]		695,000	984,238
			3,086,922

Venezuela: 0.74%
Republic of Venezuela, 8.250%, due 10/13/24[4]		$3,400,000	1,343,000

Zambia: 0.39%
Republic of Zambia, 8.500%, due 04/14/24[1]		650,000	700,375
Total Non-US government obligations (cost $47,674,341)			41,763,383

Structured note: 0.38%
Ghana: 0.38%
Standard Chartered Bank, 23.000%, due 08/21/17 (linked to Republic of Ghana, 23.000%, due 8/21/17) (cost $1,759,260)	GHS	2,800,000	686,857

Supranational bonds: 1.98%
EUROFIMA, 6.250%, due 12/28/18[4]	AUD	1,405,000	1,206,122
European Investment Bank, 5.375%, due 06/07/21	GBP	600,000	1,111,352
6.500%, due 08/07/19	AUD	1,425,000	1,255,157
Total supranational bonds (cost $4,458,442)			3,572,631
Total bonds (cost $185,713,909)			174,883,397

	Shares
Common stock: 0.03%
United States: 0.03%
WMIH Corp.* (cost $10,890)		19,801	56,433

Short-term investment: 0.80%
Investment company: 0.80%
UBS Cash Management Prime Relationship Fund[9] (cost $1,448,230)		1,448,230	1,448,230

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

	Number of contracts	Value
Options purchased: 0.41%
Call options: 0.30%
30 Year US Treasury Bonds, strike @ USD 156.0000, expires June 2015	142	$281,781

	Face amount covered by contracts
Foreign Exchange Option, Buy USD/JPY, strike @ JPY 120.4000, expires June 2015, counterparty: MLI	$3,560,000	109,058
Foreign Exchange Option, Buy USD/AUD, strike @ AUD 1.3193, expires September 2015, counterparty: MSCI	5,450,000	153,690
		544,529

	Number of contracts
Put options: 0.07%
3 Year Euro-Dollar Midcurve, strike @ USD 98.2500, expires June 2016	155	16,469
5 Year US Treasury Notes, strike @ USD 118.2500, expires August 2015	368	106,375
		122,844

	Notional Amount		Value
Options purchased on credit default swaps on credit indices: 0.04%[10]
Expiring 06/17/15. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the iTraxx Europe Series 23 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: MSCI	EUR	17,000,000	$70,886
Total options purchased (cost $779,108)			738,259
Total investments: 98.11% (cost $187,952,137)			177,126,319

Cash and other assets, less liabilities: 1.89%			3,404,646
Net assets: 100.00%			$180,530,965

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,250,518
Gross unrealized depreciation	(15,076,336)
Net unrealized depreciation of investments	$(10,825,818)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 22-23. Portfolio footnotes begin on page 21.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	BRL	270,000	USD	84,586	06/17/15	$277
BB	IDR	5,325,257,500	USD	402,210	06/17/15	563
BB	INR	2,910,000	USD	45,341	06/17/15	(84)

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

Forward foreign currency contracts (continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	MXN	6,325,000	USD	410,736	06/17/15	$453
BB	MYR	1,482,000	USD	405,361	06/17/15	1,622
BB	RUB	32,550,000	USD	593,112	06/17/15	(24,702)
BB	USD	52,910	BRL	165,000	06/17/15	(1,388)
BB	USD	380	IDR	5,007,500	06/17/15	(2)
BB	USD	1,552,212	INR	98,850,000	06/17/15	(9,153)
BB	USD	393,979	MXN	6,020,000	06/17/15	(3,481)
BB	USD	59,797	MXN	930,000	06/17/15	529
BB	USD	804,436	MYR	2,855,000	06/17/15	(26,652)
BB	USD	350,360	ZAR	4,175,000	06/17/15	(7,461)
CIBC	USD	2,198,290	EUR	1,970,000	07/22/15	(33,131)
CIBC	USD	8,889,561	EUR	8,345,000	07/22/15	282,136
CSI	BRL	9,877,625	USD	2,987,607	06/17/15	(96,741)
CSI	BRL	285,000	USD	92,834	06/17/15	3,841
CSI	CNY	900,000	USD	144,381	06/17/15	(683)
CSI	CNY	3,450,000	USD	558,654	06/17/15	2,574
CSI	IDR	5,325,257,500	USD	402,210	06/17/15	563
CSI	MXN	17,329,000	USD	1,115,481	06/17/15	(8,595)
CSI	MXN	6,325,000	USD	410,714	06/17/15	432
CSI	USD	422,750	IDR	5,583,000,000	06/17/15	(1,663)
CSI	USD	108,611	INR	6,975,000	06/17/15	270
CSI	USD	393,953	MXN	6,020,000	06/17/15	(3,455)
CSI	USD	30,475	MYR	110,000	06/17/15	(508)
CSI	USD	63,215	ZAR	765,000	06/17/15	(385)
DB	BRL	130,000	USD	43,537	06/17/15	2,943
DB	MYR	1,483,000	USD	405,413	06/17/15	1,401
DB	RUB	9,630,000	USD	151,534	06/17/15	(31,248)
DB	USD	139,470	BRL	450,000	06/17/15	1,045
DB	USD	252,021	BRL	795,000	06/17/15	(3,777)
DB	USD	382,078	IDR	5,062,507,500	06/17/15	(249)
DB	USD	8,934,812	JPY	1,064,500,000	07/22/15	(352,371)
DB	USD	32,947	MXN	500,000	06/17/15	(513)
DB	USD	392,289	TRY	1,034,130	06/17/15	(5,556)
DB	USD	94,734	ZAR	1,180,000	06/17/15	2,182
DB	USD	350,325	ZAR	4,175,000	06/17/15	(7,426)
GSI	JPY	323,600,000	USD	2,669,703	07/22/15	60,705
GSI	NZD	3,725,000	USD	2,635,121	07/22/15	4,799
GSI	USD	252,061	BRL	795,000	06/17/15	(3,817)
GSI	USD	2,864,264	CHF	2,620,000	07/22/15	(71,360)
GSI	USD	163,399	CNY	1,000,000	06/17/15	(2,216)
GSI	USD	2,566,445	EUR	2,255,000	07/22/15	(88,053)
GSI	USD	5,720,066	JPY	680,800,000	07/22/15	(231,174)
GSI	USD	797,653	PEN	2,515,000	06/17/15	(2,651)
GSI	USD	54,261	TRY	150,000	06/17/15	1,834
GSI	USD	390,699	TRY	1,030,000	06/17/15	(5,511)
HSBC	EUR	4,860,000	USD	5,387,709	07/22/15	46,253

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

Forward foreign currency contracts (concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	5,065,000	USD	3,842,091	07/22/15	$(19,583)
JPMCB	CHF	2,620,000	USD	2,705,734	07/22/15	(87,171)
JPMCB	NOK	2,320,000	USD	292,032	07/22/15	(6,092)
JPMCB	NZD	10,340,000	USD	7,755,593	07/22/15	454,244
JPMCB	USD	499,245	AUD	630,000	07/22/15	(18,918)
JPMCB	USD	2,259,511	CAD	2,815,000	07/22/15	2,233
JPMCB	USD	864,105	DKK	6,050,000	07/22/15	27,872
JPMCB	USD	922,447	EUR	825,000	07/22/15	(15,719)
JPMCB	USD	1,764,722	GBP	1,195,000	07/22/15	61,041
JPMCB	USD	2,461,165	SEK	21,570,000	07/22/15	71,176
Net unrealized depreciation on forward foreign currency contracts						$(140,501)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 81 contracts (USD)	September 2015	$12,550,871	$12,605,625	$54,754
US Ultra Bond, 88 contracts (USD)	September 2015	13,885,015	14,104,750	219,735
5 Year US Treasury Notes, 29 contracts (USD)	September 2015	3,464,200	3,472,071	7,871
US Treasury futures sell contracts:
US Long Bond, 26 contracts (USD)	September 2015	(4,018,098)	(4,046,250)	(28,152)
US Ultra Bond, 15 contracts (USD)	September 2015	(2,393,537)	(2,404,219)	(10,682)
5 Year US Treasury Notes, 14 contracts (USD)	September 2015	(1,673,325)	(1,676,171)	(2,846)
10 Year US Treasury Notes, 289 contracts (USD)	September 2015	(36,787,816)	(36,901,688)	(113,872)
Interest rate futures buy contracts:
90 Day Euro-Dollar Futures, 184 contracts (USD)	September 2015	45,802,526	45,816,000	13,474
Australian Government 3 Year Bond, 37 contracts (AUD)	June 2015	3,159,646	3,165,499	5,853
Interest rate futures sell contracts:
90 Day Euro-Dollar Time Deposit, 184 contracts (USD)	September 2016	(45,454,666)	(45,466,400)	(11,734)
Canadian Government 10 Year Bond, 13 contracts (CAD)	September 2015	(1,450,119)	(1,472,901)	(22,782)
Japanese Government 10 Year Bond, 12 contracts (JPY)	June 2015	(14,183,308)	(14,273,537)	(90,229)
Net unrealized appreciation on futures contracts				$21,390

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 155 contracts, strike @ USD 98.7500	June 2016	$125,995	$(166,625)
Foreign Exchange Option, Sell USD/AUD, USD 5,450,000 face amount covered by contracts, strike @ AUD 1.4652, counterparty: MSCI	September 2015	26,160	(26,160)
Put options
5 Year US Treasury Notes, 184 contracts, strike @ USD 119.2500	August 2015	152,102	(106,375)
Foreign Exchange Option, Sell USD/AUD, USD 5,450,000 face amount covered by contracts, strike @ AUD 1.2563, counterparty: MSCI	September 2015	46,870	(46,870)

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

Options written (concluded)

	Expiration date	Premiums received	Value
Options written on credit default swaps on credit indices[10]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 24 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: CITI, Notional Amount USD 12,000,000	July 2015	$33,600	$(6,016)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 23 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: MSCI, Notional Amount EUR 17,000,000	September 2015	38,817	(56,947)
Total options written		$423,544	$(408,993)

Written options activity for the period ended May 31, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at November 30, 2014	1,479	$531,799
Options written	1,287	1,253,928
Options terminated in closing purchase transactions	(2,427)	(1,507,630)
Options expired prior to exercise	—	—
Options outstanding at May 31, 2015	339	$278,097

Swaptions and foreign exchange written options activity for the period ended May 31, 2015 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at November 30, 2014	$891,135
Swaptions & foreign exchange options written	641,887
Swaptions & foreign exchange options terminated in closing purchase transactions	(1,387,575)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at May 31, 2015	$145,447

Currency swap agreements10

	Notional Amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[11]	Receive rate[11]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
BB	USD	17,090,038	AUD	22,328,244	12/24/22	3 month USD LIBOR	3 month BBSW	$—	$156,749	$156,749
MLI	AUD	22,328,244	USD	17,090,038	12/24/15	3 month BBSW	3 month USD LIBOR	—	(80,244)	(80,244)
								$—	$76,505	$76,505

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CSI	CAD	9,200,000	02/11/22	4.145%	3 month BA	$—	$(1,262,522)	$(1,262,522)
CSI	CAD	32,620,000	02/11/17	3 month BA	3.500%	(293,326)	1,326,066	1,032,740
DB	ZAR	7,400,000	05/31/23	3 month JIBAR	7.480	—	(19,128)	(19,128)
JPMCB	CAD	32,620,000	02/11/17	3.500	3 month BA	—	(1,326,066)	(1,326,066)
JPMCB	USD	105,000,000	07/03/42	1 month USD LIBOR	3 month USD LIBOR	—	1,663,763	1,663,763
MLI	CAD	2,620,000	02/04/41	4.208	3 month BA	—	(675,854)	(675,854)
MLI	CAD	7,410,000	02/04/31	3 month BA	3.475	—	845,297	845,297
MLI	CAD	7,480,000	02/04/21	3.725	3 month BA	194,693	(796,157)	(601,464)
MLI	CAD	22,140,000	04/09/17	3 month BA	1.978	—	355,025	355,025
MLI	ZAR	12,000,000	06/04/18	3 month JIBAR	6.400	—	(23,644)	(23,644)
MSCI	CAD	21,160,000	04/08/17	3.600	3 month BA	—	(888,226)	(888,226)
						$(98,633)	$(801,446)	$(900,079)

Credit default swaps on corporate issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	Prudential Financial, Inc., bond, 6.100%, due 06/15/17	USD	1,850,000	03/20/20	1.000%	$38,303	$(34,156)	$4,147
MSCI	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	1,750,000	06/20/17	1.000	(94,483)	(25,218)	(119,701)
						$(56,180)	$(59,374)	$(115,554)

Credit default swaps on credit indices—sell protection14

Counterparty	Referenced Index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CITI	CMBX.NA.BB. Series 6 Index	USD	3,800,000	05/11/63	5.000%	$(116,180)	$27,370	$(88,810)	3.136%
CSI	CMBX.NA.BBB. Series 6 Index	USD	4,775,000	05/11/63	3.000	(237,457)	95,022	(142,435)	2.654
MSCI	CMBX.NA.A. Series 6 Index	USD	4,750,000	05/11/63	2.000	(117,951)	55,654	(62,297)	1.793
MSCI	CMBX.NA.A. Series 6 Index	USD	2,750,000	05/11/63	2.000	(41,835)	32,221	(9,614)	1.793
MSCI	CMBX.NA.BB. Series 6 Index	USD	1,000,000	05/11/63	5.000	(13,148)	14,406	1,258	3.136
MSCI	MCDX.NA. Series 24 Index	USD	3,640,000	06/20/25	1.000	100,653	(112,002)	(11,349)	1.528
						$(425,918)	$112,671	$(313,247)

Credit default swaps on corporate and sovereign issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CITI	State of Illinois bond, 5.000%, due 06/01/29	USD	3,000,000	12/20/23	1.000%	$213,735	$(263,502)	$(49,767)	0.024%
CITI	MetLife, Inc. bond, 4.750%, due 02/08/21	USD	1,850,000	03/20/20	1.000	(26,302)	32,254	5,952	0.007
						$187,433	$(231,248)	$(43,815)

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
AUD	12,900,000	04/17/25	6 month BBSW	2.695%	$(282,040)	$(282,040)
CAD	5,650,000	04/28/15	1.984%	3 month BA	18,430	18,430
CAD	9,200,000	02/11/22	3 month BA	2.626	521,987	521,987
USD	9,450,000	02/15/41	2.600	3 month USD LIBOR	131,826	114,850
					$390,203	$373,227

Centrally cleared credit default swaps on credit indices—buy protection12

Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Value	Unrealized appreciation
CDX.NA.IG. Seies 24 index	USD	1,150,000	12/20/18	5.000%	$3,945	$4,420

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$90,201,041	$—	$90,201,041
Asset-backed security	—	662,003	—	662,003
Collateralized debt obligations	—	5,421,124	1,891,288	7,312,412
Commercial mortgage-backed securities	—	10,933,792	—	10,933,792
Mortgage & agency debt securities	—	7,584,323	—	7,584,323
Municipal bonds	—	5,170,607	—	5,170,607
US government obligations	—	6,996,348	—	6,996,348
Non-US government obligations	—	41,763,383	—	41,763,383
Structured note	—	686,857	—	686,857
Supranational bonds	—	3,572,631	—	3,572,631
Common stock	56,433	—	—	56,433
Short-term investment	—	1,448,230	—	1,448,230
Options purchased	404,625	333,634	—	738,259
Forward foreign currency contracts	—	1,030,988	—	1,030,988
Futures contracts	301,687	—	—	301,687
Swap agreements	—	5,280,015	—	5,280,015
Total	$762,745	$181,084,976	$1,891,288	$183,739,009

Liabilities
Forward foreign currency contracts	$—	$(1,171,489)	$—	$(1,171,489)
Futures contracts	(280,297)	—	—	(280,297)
Swap agreements	—	(5,788,759)	—	(5,788,759)
Options written	(273,000)	(135,993)	—	(408,993)
Total	$(553,297)	$(7,096,241)	$—	$(7,649,538)

At May 31, 2015, there were no transfers between Level 1 and Level 2.

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Mortgage & agency debt securities	Total
Assets
Beginning balance	$3,587,812	$422,093	$4,009,905
Purchases	—	—	—
Issuances	—	—	—
Sales	(1,748,167)	—	(1,748,167)
Accrued discounts (premiums)	—	—	—
Total realized gain (loss)	(221)	—	(221)
Change in net unrealized appreciation (depreciation)	(493,056)	—	(493,056)
Transfers into Level 3	544,920	—	544,920
Transfers out of Level 3	—	(422,093)	(422,093)
Ending balance	$1,891,288	—	$1,891,288

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at May 31, 2015 was $(495,181).

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the value of these securities amounted to $41,605,750 or 23.04% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of May 31, 2015 and changes periodically.
[3]	Perpetual investment. Date shown reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At May 31, 2015, the value of these securities amounted to $32,263,646 or 17.87% of net assets.
[5]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[6]	All or a portion of these securities have been designated as collateral for open swap agreements.
[7]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[8]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[9]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/30/14	Purchases during the six months ended 05/31/15	Sales during the six months ended 05/31/15	Value 05/31/15	Net income earned from affiliate for the six months ended 05/31/15
UBS Cash Management Prime Relationship Fund	$4,285,564	$23,950,494	$26,787,828	$1,448,230	$1,078

[10]	Illiquid investment as of May 31, 2015.
[11]	Payments made or received are based on the notional amount.

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

[12]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[13]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[14]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[15]	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

Portfolio acronyms

BA	Canadian Bankers’ Acceptance Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CLO	Collateralized Loan Obligations
GDP	Gross Domestic Product
GO	General Obligation
GS	Goldman Sachs
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. in exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB	Barclays Bank PLC
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG

GSI	Goldman Sachs International
HSBC	HSBC Bank PLC
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC

Strategic Global Income Fund, Inc.

Portfolio of investments—May 31, 2015

(unaudited)

Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
GHS	Ghanaian Cedi
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen

MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of assets and liabilities — May 31, 2015

(unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$186,503,907)	$175,678,089
Investment in affiliated issuer, at value (cost—$1,448,230)	1,448,230
Total investments, at value (cost—$187,952,137)	$177,126,319
Foreign currency, at value (cost—$303,790)	301,662
Dividends and interest receivable	2,461,243
Receivable for investments sold	861,994
Foreign tax reclaims receivable	16,032
Variation margin on futures contracts	23,776
Variation margin on centrally cleared swap agreements	121,443
Cash collateral for futures contracts	617,892
Cash collateral for swap agreements	1,123,851
Outstanding swap agreements, at value[1]	4,603,827
Unrealized appreciation on forward foreign currency contracts	1,030,988
Other assets	16,747
Total assets	188,305,774
Liabilities:
Outstanding swap agreements, at value[1]	5,506,719
Unrealized depreciation on forward foreign currency contracts	1,171,489
Options written, at value (premiums received—$423,544)	408,993
Payable for investments purchased	214,887
Due to broker	197,274
Payable for investment advisory and administration fees	131,845
Due to custodian	32,146
Directors’ fees payable	6,045
Accrued expenses and other liabilities	105,411
Total liabilities	7,774,809
Net assets:[2]
Capital stock—$0.001 par value; 100,000,000 shares authorized; 18,258,828 shares issued and outstanding	$197,545,202
Distributions in excess of net investment income	(184,799)
Accumulated net realized loss	(4,900,839)
Net unrealized depreciation	(11,928,599)
Net assets	$180,530,965
Net asset value per share	$9.89

[1]	Net upfront payments made by the Fund on outstanding swap agreements amounted to $393,298.
[2]	The actual sources of the Fund’s fiscal year 2015 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2015 fiscal year.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of operations

For the six months ended May 31, 2015 (unaudited)
Investment income:
Interest income, net of foreign withholding taxes of $2,740	$5,583,006
Affiliated income	1,078
Total income	5,584,084
Expenses:
Investment advisory and administration fees	769,942
Professional fees	76,566
Custody and accounting fees	65,217
Reports and notices to shareholders	35,000
Listing fees	11,842
Directors’ fees	11,043
Transfer agency fees	7,702
Insurance expense	2,397
Other expenses	27,351
Total expenses	1,007,060
Net investment income	4,577,024
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	(3,056,683)
Futures contracts	220,182
Options written	1,694,248
Swap agreements	1,041,292
Forward foreign currency contracts	(1,483,809)
Foreign currency transactions	(78,984)
Change in net unrealized appreciation/depreciation on:
Investments	(4,905,636)
Futures contracts	(322,141)
Options written	(44,253)
Swap agreements	581,091
Forward foreign currency contracts	832,820
Translation of other assets and liabilities denominated in foreign currency	14,997
Net realized and unrealized loss from investment activities	(5,506,876)
Net decrease in net assets resulting from operations	$(929,852)

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the six months ended May 31, 2015 (unaudited)	For the year ended November 30, 2014
From operations:
Net investment income	$4,577,024	$8,035,505
Net realized loss	(1,663,754)	(2,764,084)
Change in net unrealized appreciation/depreciation	(3,843,122)	1,099,044
Net increase (decrease) in net assets resulting from operations	(929,852)	6,370,465
Dividends and distributions to shareholders from:
Net investment income	(4,557,403)[1]	(8,374,665)
Return of capital	—	(2,162,505)
Total dividends and distributions to shareholders	(4,557,403)	(10,537,170)
Net decrease in net assets	(5,487,255)	(4,166,705)
Net assets:
Beginning of period	186,018,220	190,184,925
End of period	$180,530,965	$186,018,220
Distributions in excess of net investment income	$(184,799)[1]	$(204,420)

[1]	The actual sources of the Fund’s fiscal year 2015 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2015 fiscal year.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six months ended May 31, 2015 (unaudited)	For the years ended November 30,
		2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.19	$10.42	$11.70	$11.37	$12.12	$11.94
Net investment income[1]	0.25	0.44	0.43	0.44	0.46	0.51
Net realized and unrealized gains (losses)	(0.30)	(0.09)	(0.93)	0.86	0.56	0.55
Net increase (decrease) from operations	(0.05)	0.35	(0.50)	1.30	1.02	1.06
Dividends from net investment income	(0.25)[2]	(0.46)	(0.33)	(0.46)	(1.26)	(0.84)
Distributions from net realized gains	—	—	(0.11)	(0.51)	(0.51)	(0.04)
Return of capital	—	(0.12)	(0.34)	—	—	—
Total dividends, distributions, and return of capital	(0.25)	(0.58)	(0.78)	(0.97)	(1.77)	(0.88)
Net asset value, end of period	$9.89	$10.19	$10.42	$11.70	$11.37	$12.12
Market price, end of period	$8.66	$8.70	$8.90	$10.71	$10.52	$11.74
Total net asset value return[3]	(0.48)%	3.42%	(4.56)%	12.13%	8.93%	9.23%
Total market price return[4]	2.48%	4.14%	(10.23)%	11.42%	4.54%	19.42%
Ratios to average net assets:
Expenses before fee waivers	1.11%[5]	1.20%	1.24%	1.22%	1.22%	1.23%
Expenses after fee waivers	1.11%[5]	1.16%	1.19%	1.17%	1.17%	1.18%
Net investment income	5.05%[5]	4.20%	3.94%	3.90%	3.95%	4.22%
Supplemental data:
Net assets, end of period (000’s)	$180,531	$186,018	$190,185	$213,609	$207,562	$221,217
Portfolio turnover rate	15%	46%	78%	182%	121%	59%

[1]	Calculated using the average shares method.
[2]	The actual sources of the Fund’s fiscal year 2015 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2015 fiscal year.
[3]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.
[4]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.
[5]	Annualized.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Organization and significant accounting policies

Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular investment, that investment is valued at fair value determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update

No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of reverse repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of May 31, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of May 31, 2015, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended May 31, 2015. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Disclosure of derivatives by underlying risk as of and for the period ended May 31, 2015 is as follows:

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Strategic Global Income Fund, Inc.
Forward foreign currency contracts[1]	$—	$—	$1,030,988	$1,030,988
Futures contracts[2]	301,687	—	—	301,687
Options purchased[1]	404,625	70,886	262,748	738,259
Swap agreements[1,2]	4,862,394	260,872	156,749	5,280,015
Total value	$5,568,706	$331,758	$1,450,485	$7,350,949

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$(1,171,489)	$(1,171,489)
Futures contracts[2]	(280,297)	—	—	(280,297)
Options written[1]	(273,000)	(62,963)	(73,030)	(408,993)
Swap agreements[1,2]	(5,273,637)	(434,878)	(80,244)	(5,788,759)
Total value	$(5,826,934)	$(497,841)	$(1,324,763)	$(7,649,538)

[1]	Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

Activities in derivative instruments during the period ended May 31, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(1,483,809)	$(1,483,809)
Futures contracts	220,182	—	—	220,182
Options purchased[2]	(1,765,142)	—	208,762	(1,556,380)
Options written	1,123,222	571,026	—	1,694,248
Swap agreements	(57,607)	1,166,122	(67,223)	1,041,292
Total net realized gain (loss)	$(479,345)	$1,737,148	$(1,342,270)	$(84,467)

Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$832,820	$832,820
Futures contracts	(322,141)	—	—	(322,141)
Options purchased[2]	1,197,538	26,942	(11,197)	1,213,283
Options written	89,396	(133,649)	—	(44,253)
Swap agreements	715,456	(280,344)	145,979	581,091
Total change in net unrealized appreciation/depreciation	$1,680,249	$(387,051)	$967,602	$2,260,800

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	1,030,988	(1,171,489)
Futures contracts	301,687	(280,297)
Options purchased	738,259	—
Options written	—	(408,993)
Swap agreements	5,280,015	(5,788,759)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	7,350,949	(7,649,538)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(1,382,500)	835,337
Total gross amount of assets and liabilities subject to MNA or similar agreements	5,968,449	(6,814,201)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of May 31, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
BB	160,193	(72,923)	—	87,270
CIBC	282,136	(33,131)	—	249,005
CITI	59,624	(59,624)	—	—
CSI	1,428,768	(1,374,552)	—	54,216
DB	7,571	(7,571)	—	—
GSI	67,338	(67,338)	—	—
HSBC	46,253	—	—	46,253
JPMCB	2,280,329	(1,473,549)	—	806,780
MLI	1,309,380	(1,309,380)	—	—
MSCI	326,857	(326,857)	—	—
Total	5,968,449	(4,724,925)	—	1,243,524

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BB	(72,923)	72,923	—	—
CIBC	(33,131)	33,131	—	—
CITI	(303,674)	59,624	244,050	—
CSI	(1,374,552)	1,374,552	—	—
DB	(420,268)	7,571	—	(412,697)
GSI	(404,782)	67,338	—	(337,444)
JPMCB	(1,473,549)	1,473,549	—	—
MLI	(1,575,899)	1,309,380	266,519	—
MSCI	(1,155,423)	326,857	828,566	—
Total	(6,814,201)	4,724,925	1,339,135	(750,141)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them is included in the Fund’s Portfolio of investments footnotes.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/ or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2015 for which the Fund is the seller of protection are disclosed under the sections “Credit default swaps on corporate and sovereign issues—sell protection” and “Credit default swaps on credit indices—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes

The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss. Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively.

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities

The Fund’s Board has approved an investment advisory and administration contract dated August 1, 2014, with UBS Global AM (the “Advisory Contract”); the Advisory Contract superseded an earlier agreement (the “Prior Advisory Contract”). The only substantive difference between the Advisory Contract and the Prior Advisory Contract is that the Advisory Contract reflects a Board approved reduction in the contractual investment advisory and administration fee paid to UBS Global AM.

Pursuant to the Prior Advisory Contract, the Fund had agreed to pay UBS Global AM an investment advisory and administration fee, accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

net assets. UBS Global AM had, since August 2009, voluntarily waived from year-to-year compensation otherwise payable to it under the Prior Advisory Contract so that it was paid at the annual rate of 0.95% of the Fund’s average weekly net assets.

When the Prior Advisory Contract was superseded by the Advisory Contract, effective August 1, 2014, the contractual fee rate was changed from 1.00% to a rate of 0.85% of the Fund’s average weekly net assets. Given the new, lower contractual fee rate under the Advisory Contract, the voluntary year-to-year waiver arrangements that related to the Prior Advisory Contract were replaced by the ongoing lower contractual fee under the Advisory Contract, namely the 0.85% rate.

At May 31, 2015, the Fund owed UBS Global AM $131,845 in investment advisory and administration fees.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. For the six months ended May 31, 2015, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $5,630,334. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending

The Fund may lend securities up to 33 1⁄3 of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the six months ended May 31, 2015.

Capital stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at May 31, 2015. For the six months ended May 31, 2015 and for the year ended November 30, 2014, there were no transactions involving common stock.

Purchases and sales of securities

For the six months ended May 31, 2015, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government and agency securities, were as follows: $23,022,422 and $25,715,567, respectively. For the same period, aggregate purchases and sales of US government and agency securities, excluding short-term securities, were as follows: $3,747,578, and $4,262,058 respectively.

Strategic Global Income Fund, Inc.

Notes to financial statements

(unaudited)

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended November 30, 2014 was as follows:

Distributions paid from:	2014
Ordinary income	$8,374,665
Return of Capital	2,162,505
Total distributions paid	$10,537,170

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending November 30, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At November 30, 2014, the Fund had post-enactment net capital losses incurred that will be carried forward indefinitely as follows:

Short-term losses	Long-term losses	Net capital losses
$402,682	$2,864,206	$3,266,888

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded, as of May 31, 2015, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund’s policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended May 31, 2015, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended November 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Strategic Global Income Fund, Inc.

General information

(unaudited)

The Fund

Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information

The Fund’s NYSE trading symbol is “SGL.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Shareholder meeting information

An annual meeting of shareholders of the Fund was held on March 12, 2015. At the meeting, the two nominees as Class II directors, namely Bernard H. Garil and Heather R. Higgins, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority
Bernard H. Garil	14,827,313.527	1,502,445.433
Heather R. Higgins	14,840,301.527	1,489,457.433

The following persons’ terms of office as directors also continued after the annual meeting given that they are in other director classes: Richard Q. Armstrong, Alan Bernikow, Richard R. Burt, Meyer Feldberg and David Malpass. The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in streetname for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/ asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all

Strategic Global Income Fund, Inc.

General information

(unaudited)

dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash.

Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy

The Fund’s Board adopted a managed distribution policy in May 1998, which was revised (1) effective January 2000, (2) in May 2005, (3) effective August 2009, (4) effective June 2011, (5) effective June 2014 and (6) effective June 2015. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distributions pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate

Strategic Global Income Fund, Inc.

General information

(unaudited)

for distributions pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. The Board again approved a further reduction in the annualized rate of distributions pursuant to the policy from 7% to 6% in May 2011, effective beginning with the June 2011 monthly distribution. The Board approved a reduction in the annualized rate for distributions pursuant to the policy from 6% to 5% in May 2014, effective beginning with the June 2014 monthly distribution. Most recently, the Board approved an increase in the annualized rate for distributions pursuant to the policy from 5% to 9% in May 2015, effective beginning with the June 2015 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Directors

Richard Q. Armstrong

Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

David Malpass

Principal Officers

Mark E. Carver

President

Mark F. Kemper

Vice President and Secretary

Thomas Disbrow

Vice President and Treasurer

Scott Dolan

Vice President

John Dugenske

Vice President

Craig Ellinger

Vice President

Brian Fehrenbach

Vice President

Federico Kaune

Vice President

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

©UBS 2015. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S145

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Name – Dr. Federico Kaune (In July 2015, Dr. Kaune replaced Mr. Uwe Schillhorn as the Registrant’s portfolio manager with respect to emerging markets investments; the other four portfolio managers identified in the Registrant’s most recent annual report have not changed.)

Title – Vice President

Length of Service – Since July 2015

Business Experience Last 5 Years – Dr. Kaune is a managing director (since July 2015) and Head of the Emerging Markets Debt team (since July 2015) of UBS Global AM. He joined UBS Global AM in July 2015 from Baffin Advisors, where he was Senior Portfolio Manager, 2014-2015. From 2002-2014, he held various roles at Morgan Stanley Investment Management (“MSIM”), including five years as Co-Head of Emerging Markets Debt and Senior Portfolio Manager responsible for managing both hard and local currency emerging market debt portfolios. Before joining MSIM, he was Senior Andean Economist at Goldman Sachs for five years and prior to that served as Economist at the International Monetary Fund in Washington, DC. He holds a Ph.D. and M.A. in Economics from the University of Chicago.

Information in Item 8(a) (1) is provided as of August 7, 2015.

(a) (2) (i) Portfolio Manager

Dr. Federico Kaune (As noted above, Dr. Kaune joined the Registrant’s portfolio management team in July 2015, and information is provided in this semi-annual Form N-CSR filing only with respect to this new portfolio manager. Information regarding the four other members of the portfolio management team was included in the Registrant’s last annual Form N-CSR filing in accordance with the instructions to Form N-CSR.)

(a) (2) (ii)      (A) Registered Investment Companies

The portfolio manager is responsible for three additional Registered Investment Companies (not including the registrant) totaling approximately $207 million as of August 5, 2015.

(a) (2) (ii)      (B) Other Pooled Investment Vehicles

The portfolio manager was responsible for no additional Other Pooled Investment Vehicles as of June 30, 2015, as Dr. Kaune did not join UBS Global AM until July 2015. (Explanatory Note - Pursuant to the Instructions contained in Item 8 of Form N-CSR, this information is being provided as of the most recent practicable date. Upon joining UBS Global AM in July 2015, Dr. Kaune began assuming responsibility for other accounts; further information regarding other accounts will be provided in the registrant’s next filing on Form N-CSR.)

(a) (2) (ii)      (C) Other accounts

The portfolio manager was responsible for no additional accounts as of June 30, 2015, as Dr. Kaune did not join UBS Global AM until July 2015. (Please see explanatory note above.)

(a) (2) (iii)    Accounts with respect to which an advisory fee is based on the performance of the account as of June 30, 2015.

As of June 30, 2015, the portfolio manager was not responsible for an account at UBS Global AM with respect to which the advisory fee was based on the performance of the account as Dr. Kaune did not join UBS Global AM until July 2015. (Please see explanatory note above.)

(a)  (2) (iv) Conflicts.

The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2)(iv) is provided as of August 7, 2015 .)

(a)  (3) Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Global AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.
•	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•	Determined annually on a discretionary basis.
•	Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS Global AM and of UBS as a whole.
•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
•	Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS Global AM Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

Global AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the Global AM EOP are aligned to selected UBS Global AM funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Global AM. This alignment with UBS Global AM funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

The DCCP was introduced for performance year 2012 onwards as a key component of UBS’s compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and are subject to forfeiture.

UBS Global AM believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Portfolio managers’ performance awards are linked with the investment performance of relevant client portfolios versus benchmark (here a blended benchmark composed of 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global) or other investment objectives and, where appropriate, peer strategies over one and three years. This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

(Information in Item 8(a)(3) is provided as of August 7, 2015.)

(a)  (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None are owned by Dr. Kaune

(Information in Item 8(a)(4) is provided as of August 7, 2015.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:       /s/ Mark E. Carver

            Mark E. Carver

            President

Date:    August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Mark E. Carver

            Mark E. Carver

            President

Date:    August 7, 2015

By:       /s/ Thomas Disbrow

            Thomas Disbrow

            Vice President and Treasurer

Date:    August 7, 2015